Exhibit 99.1

February 2016 Investor Presentation Dr. Daniel Teper , CEO

Forward Looking Statement

This presentation and any oral statements made with respect to the information contained in this presentation contain forward-looking statements that involve risks and uncertainties regarding the operations and future results of Immune Pharmaceuticals, Inc. You are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal" or the negative of those words or other comparable words to be uncertain and forward-looking. Such forward-looking statements include statements that express plans, anticipation, intent, contingency, goals, targets, future development and are otherwise not statements of historical fact. These statements are based on our current expectations and are subject to risks and uncertainties that could cause actual results or developments to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Factors that may cause actual results or developments to differ materially include, but not limited to: the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern; the risks associated with our ability to continue to meet our obligations under our existing debt agreements; the risk that clinical trials for bertilimumab or AmiKet™ will not be successful; the risk that bertilimumab, AmiKet™ or compounds arising from our NanomAb® program will not receive regulatory approval or achieve significant commercial success;the risk that we will not be able to find a partner to help conduct the Phase III trials for AmiKet™ on attractive terms, on a timely basis or at all; the risk that our other product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later-stage clinical trials; the risk that we will not obtain approval to market any of our product candidates; the risks associated with dependence upon key personnel; the risks associated with reliance on collaborative partners and others for further clinical trials, development, manufacturing and commercialization of our product candidates; the cost, delays and uncertainties associated with our scientific research, product development, clinical trials and regulatory approval process; our history of operating losses since our inception; the highly competitive nature of our business; risks associated with litigation; risks associated with our ability to protect our intellectual property; risks associate with our ability to raise additional capital; and our liquidity. These factors and other material risks are more fully discussed in our periodic reports, including our reports on Forms 8-K, 10-Q and 10-K and other filings with the U.S. Securities and Exchange Commission. You are urged to carefully review and consider the disclosures found in our filings which are available at www.sec.gov or at www.immunepharmaceuticals.com. You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be wrong due to inaccurate assumptions, unknown risks or uncertainties or other risk factors. We expressly disclaim any obligation to publicly update any forward looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

IMMUNE Pharmaceuticals

Agenda • Corporate Overview • Immuno - Inflammation • Immuno - Oncology • Immune Pharmaceuticals Valuation Drivers

2016 INVESTOR HIGHLIGHTS: Unlocking the Value of IMNP Pipeline • NASDAQ - listed company focused on Immuno - Inflammation and Immuno - Oncology • Unlocking the Value of Bertilimumab – Lead Phase II Asset, Bertilimumab, targets Dermatology (Bullous Pemphigoid - BP , Atopic dermatitis - AD) and GI (Crohn’s and Ulcerative Colitis - UC) – Two phase II clinical trials (BP, UC) expected to complete in 2016 ; – Phase II clinical study in Atopic Dermatitis planned for 2016 initiation – $ 5 Billion peak sales potential in core Dermatology and GI indications • Expanding the Dermatology Franchise – Topical Nano - Cyclosporine 505 (b) 2 potential $ 1 + B blockbuster for psoriasis and AD • Unlocking the Value of the Immuno - Oncology pipeline – Cllnical and Pre - clinical assets with 2016 data and – F unding through private subsidiary • Unlocking the Value of Amiket Nano for Neuropathic Pain through Partnership • One year cash with multiple partnering revenue opportunities • Expanding current analyst coverage (Roth Capital, Chardan , FBR & Co.)

A Broad Immuno - Inflammation and Immuno - Oncology Pipeline – Focus on Bertilimumab P2 Clinical Preclinical Phase I Phase II Phase III Registration Bertilimumab UC Bullous Pemphigoid Atopic Dermatitis Topical Nano - Cyclosporine Psoriasis and AD Ceplene Approved in EU Post - marketing data in 2016 Azixa Crolibulin Bispecific Antibodies NanomAbs AmiKet Nano - Neuropathic Pain

R & D Centers & Capabilities Alexandria Center for Life Science, NYC Company HQs Immunology R&D lab Translational R&D Jerusalem, IL Hadassah/Hebrew U Bio Park Campus Nanotechnology R&D Translational R&D

New Leadership Team Focused on Execution



Daniel Teper, PharmD, MBA
Founder & CEO
Novartis, GSK, Sanofi, Bionest



Monica Luchi, MD
EVP, Chief Medical Officer
Mesoblast, Incyte, Novartis



John Mohr, CPA
SVP, Business Development
Merck & Co, CV Therapeutics, Fournier Pharma USA



Miri Ben-Ami, MD
EVP, Oncology & President, Immune Pharma Ltd (Israel)
Aposense, Teva

Mark Levitt, MD, PhD, *SVP, Medical Oncology*
Teva

Boris Shor, PhD *Executive Director, R&D*
Pfizer, Johnson & Johnson

John Militello, CPA VP, *Finance*
BDO, Retrophin

Srilatha Vuthoori, MS,PMP *Executive Director R&D Project Management*
Regeneron, Pfizer, Allergan, Mesoblast

Jean Kadouche, PhD, *SVP, Scientific Development*
Sangstat, MAT Biopharma

IMMUNE Pharmaceuticals

New Leadership Team’s Combined Experience

2015 Key Events • Relocated Company Headquarters to Alexandria Center in NYC • Expanded leadership team in all key functional areas • Raised capital to support clinical development to phase 2 data for bertilimumab • First patient and on - going enrollment in Phase 2 bertilimumab trials • Received FDA clearance for US IND for Bullous Pemphigoid allowing for expansion of clinical sites to the United States • Initiated development of Amiket Nano and bridging strategy for phase III development in Peripheral Neuropathic Pain

2016 Expected Events • Clinical results for bertilimumab Phase 2 study in BP • Clinical results for bertilimumab Phase 2 study in UC • Pre - clinical data and initiation of phase 2 for bertilimumab in Atopic Dermatitis • IND submission for topical nano - cyclosporin • Commercialization partner for Ceplene • Commercialization partner for Amiket • Initiation of combination phase 2 studies with Azixa • Pre - clinical results and new IP with novel oncology platforms

Immuno - Inflammation: Improving the lives of patients with chronic inflammatory diseases

Discovery Preclinical Phase I Phase II Phase III Registration Bertilimumab Ulcerative Colitis (UC) Bullous Pemphigoid (BP) Atopic Dermatitis (AD) Topical Nano - Cyclosporine Psoriasis and AD IMMUNO - INFLAMMATION PIPELINE Bertilimumab: “A Portfolio in a Drug”

First - in - Class Fully Human Monoclonal Antibody Targeting and Neutralizing Eotaxin - 1 , A Key Regulator of Immuno - Inflammation BERTILIMUMAB

EOTAXIN - 1 - REGULATED CELL MIGRATION AND ACTIVATION CELLS SECRETING EOTAXIN - 1 EOTAXIN - 1 : A Key Regulator Of Immuno - Inflammation Modulates cross talk between key cells involved in immune response through CCR 3 receptor EOTAXIN - 1 Key Regulator in: Gastro Intestinal Liver Lungs Skin Eosinophils Mast Cells T cells Basophils Eosinophils Macrophages T cells

BERTILIMUMAB was Safe and Showed Dose – Dependent, Rapid Onset and Lasting Biological Activity In Phase I Clinical Trials

BERTILIMUMAB: A PIPELINE IN A DRUG With Initial Focus On Gastro - Enterology And Dermatology • Severe Asthma • COPD • Ulcerative Colitis • Crohn ’ s Disease • Alzheimer ’ s Disease • NASH (Non - Alcoholic Steatohepatitis) • PSC (Primary Sclerosing Cholangitis ) • Atopic Dermatitis • Bullous Pemphigoid Personalized Medicine / Patient segmentation approach through Companion Diagnostics / Biomarker Guided Therapy Targeting Eotaxin - 1 in a broad range of immune disorders supported by over 1500 scientific publications

Improving the Lives of Patients with Ulcerative Colitis and Crohn’s Disease

TARGETING EOTAXIN IN IBD PATIENTS

Supported by Experimental and Clinical Data

- Serum and tissue Eotaxin levels correlate with Crohn's Disease Activity Index and Ulcerative Colitis Mayo Clinic Score
- Eotaxin regulates eosinophil and lymphocyte recruitment → increased GI tract inflammation
- Eotaxin regulates immune response in UC and CD
- Elevated Eotaxin-1 correlated with eosinophils and histopathological disease severity in pediatric UC
- Abrogation of eotaxin-1 causes reduced colitis in mouse knock out model
- Neutralization of eotaxin-1 by a mAb reduces UC in DSS model

Bertilimumab has potential to eliminate Eotaxin-1 positive feedback loop

IMMUNE Pharmaceuticals

Waldenmeyer J, Role of Gastrointestinal eosinophils in inflammatory bowel disease and intestinal tumors, Best Pract Res Clin Gastroenterol. 2008;22(3):537-49.

Ahrens R, Intestinal macrophage/epithelial cell derived CCL11/eotaxin-1 medolates eosinophil recruitment and function in pediatric ulcerative colitisJ Immunol. 2008 Nov 15;181(10):7390-9

Chen W, Increased serum levels of eotaxin in patients with inflammatory, Scand J Gastroenterol. 2001 May;36(5):515-20.

Mir A, Elevated Serum eotaxin levels in patients with inflammatory bowel disease, Am J Gastroenterol. 2002 Jun;97(6):1452-7

EOTAXIN – 1 As a Therapeutic Target a nd a Biomarker for Patient Selection in Ulcerative Colitis Coburn LA et al., PLoS One, 2013 ; 8 (12): e 82300 LIFESCI ADVISORS LIFESCI ADVISORS Equity Research Page 2 January 21, 2014 Only Eotaxin-1 is Increased in Both Serum and Tissue Samples from UC Patients Compared to Controls. The University of Vanderbilt researchers sought to assess the utility of the Luminex multi-analyte profiling platform to identify chemokines and cytokines associated with UC. The study was based on the group’s successful use of the Luminex technology in the assessment of response to L-arginine therapy in a preclinical model of dextran sulfate sodium colitis. 2 Researchers used the technology to compare both serum and tissue samples from 137 UC patients to those from 38 healthy subjects. They found two biomarkers associated with UC in serum, granulocyte colony- stimulating factor (G-CSF) and eotaxin-1. They also identified 13 chemokines and cytokines that were increased in UC patients. However, of these only eotaxin-1 was found to be increased in both tissue and serum, and in all levels of active disease. Immune Pharmaceuticals is using tissue eotaxin-1 to screen patients for their ongoing Phase II trial. The scatter plots in Figure 1 represent tissue eotaxin-1 levels in both UC patients and the healthy control group. The panel on the left shows the overall distribution of eotaxin-1. The panel on the right stratifies UC patients according to histological disease severity. The difference in tissue eotaxin- 1 was statistically significant for mild, moderate, and severe UC patient groups when compared to the control group. (**p<0.01; ***p<0.001). Figure 1. Eotaxin-1 in UC Patients is Significantly Different from Controls Source: Coburn et al., 2013 1 In addition to being able to differentiate between UC patients and controls, tissue eotaxin-1 levels could also be used to differentiate between groups. For example, the data in above plot illustrate a significant difference between patients with moderate or severe UC and those with quiescent disease 2 Coburn, L.A. et al., L-arginine supplementation improves responses to injury and inflammation in dextran sulfate sodium colitis. PLoS One 7: e33546. Data Support Patient Selection and Therapeutic Targeting • Tissue eotaxin - 1 significantly increased based on Mayo Clinic Disease Activity Index, mucosal injury and histology severity • Increased eotaxin - 1 correlates with tissue eosinophil counts • Greater eotaxin - 1 mRNA expression in areas of active vs. inactive disease • Patients on corticosteroids have lower serum eotaxin - 1 but persistent high tissue eotaxin - 1 levels • Patients treated with anti - TNFs have decreased but not statistically significant decrease of tissue eotaxin - 1 High Tissue Eotaxin - 1 Levels Correlate with Disease Severity

BERTILIMUMAB Phase II Development In Bullous Pemphigoid and Atopic Dermatitis

Eotaxin - 1 is Correlated with Disease Severity in Bullous Pemphigoid, an Auto - Immune Blistering Skin Disease Levels of Eotaxin - 1 significantly Increased both in sera and blister fluids Eotaxin - 1 up - regulated in serum of BP patients and correlates w/ disease severity* † PV - pemphigus vulgaris European Journal of Dermatology, Vol 12 , Number 1,27 - 31 , Jan - Feb 2002 Clin Exp Immunol . 2011 Nov; 166 (2): 145 - 53

BERTILIMUMAB NEUTRALIZES EOTAXIN – 1 , A Key Regulator Of Immuno – Inflammation In Bullous Pemphigoid Source: Dr. Neil Korman , Case Western

EOTAXIN-1 ROLE IN ATOPIC DERMATITIS (AD)

Supports Therapeutic Intervention With Dupilumab or Bertilimumab

Eotaxin mRNA level in skin from AD patients



A
Eotaxin
P<0.05
P<0.05
P<0.05
Relative amount of mRNA
NS
NL
LS

NS- normal skin
NL- Non lesional
LS- lesional skin

Eotaxin Staining in cells present in skin from AD patients

Histologic examination of hematoxylin and eosin stained sections from AD



a
b
c

a- mononuclear cells
b- fibroblasts
c-eosinophils

Eotaxin-1 – crucial in establishing a micro-environment in which resident and transient skin-cells cause prolonged inflammation

Peripheral blood samples of AD patients reveal high # of T-cells producing **IL-4 and IL-13, major eotaxin-1 inducers**

Th2 cytokines (IL-4, IL-13) and other pro-inflammatory cytokines (TNF-a) most likely **contribute through eotaxin-1 to tissue eosinophilia,** a condition related to disease activity, inflammation and tissue damage in AD patients

Immuno-suppressants currently available are NOT selective → the **potential of eotaxin-1 in all phases of AD pathogenesis make it an optimal target for selective immunotherapy with dupilumab or with bertilimumab**

Dupilumab is expected to reach peak sales of $ 3.8 B in Moderate to Severe Atopic Dermatitis

IMMUNE Pharmaceuticals

Amerio P. et al. *Current drug targets – Inflammation & Allergy*, 2003, 2, 81-94.
Sugaya M.Arch Immunol Ther Exp (Warsz). 2015 Apr;63(2):109-15. doi: 10.1007/s00005-014-0313-y. Epub 2014 Sep 3.
Amerio P. et al. Curr Drug Targets Inflamm Allergy. 2003 Mar;2(1):81-94.
Journal of Investigative Dermatology (1999) 113, 43–48;

Immune is developing two game - changing drugs in Immuno - Dermatology

Transforming the treatment of Moderate Atopic Dermatitis and Moderate Psoriasis TOPICAL NANO - CYCLOSPORINE

Topical Nano - Cyclosporine ( CyA ) A $ 1 + B Market Opportunity in the Treatment of Moderate Atopic Dermatitis (AD) and Moderate Psoriasis Electron microscopy pictures - Prof.Benita (HUJ) • Game changing topical formulation of gold standard oral CyA • Excellent dermal penetration • Long - term formulation stability • Efficacy comparable to high potency steroid clobetasol in human skin model of AD • Nano - Technology and Product Patents support exclusivity to 2036 • 505 (b) 2 accelerated development • $ 1 + B market opportunity • Potent alternative to new topical drugs such as crisaborol ( Anacor ) – estimated peak sales of $ 1 - 2 B • High level of positive anticipation by dermatologists

$ 5 B Potential Peak Sales for Immuno - Inflammation Franchise (Bertilimumab and Nano - Cyclosporine) $ 2 B GASTRO Crohn’s & Colitis $ 2 B DERM AD and BP $ 1 B NANO - CYCLO Nano - Cyclo $ 1 B Bertilimumab Gastro (Crohn’s & Colitis) $ 2 B Bertilimumab Derm (AD & BP) $ 2 B

IMMUNO - ONCOLOGY Advancing Toward Cure For Patients With Cancer

Immunotherapy – The Beginning of the End for Cancer Cancer is a leading cause of death worldwide, accounting for 8.2 million deaths in 2012 . Cancer prevalence is increasing due to growth and aging Economic cost in US alone in 2010 - $ 157 billion Potential Cancer Immunotherapy market opportunity in excess of $ 35 billion by 2023 – Andrew Baum - Biotech analyst - Citi

30 IMMUNO - ONCOLOGY PORTFOLIO Across All Stages of Development Discovery Preclinical Phase I Phase II Phase III Registration Ceplene Approved in EU Post - marketing data in 2016 Azixa Crolibulin Bispecific Antibodies NanomAbs

2016 Immuno - Oncology Milestones CEPLENE : • New data on effect of Ceplene +low dose IL 2 immunotherapy on subpopulations based on biomarker profiling • Partnership for advanced clinical development and commercialization VASCULAR DISRUPTING AGENTS ( A ZIXA AND C ROLIBULIN ): • Pre - clinical confirmation of combination with checkpoint inhibitors • Initiation of clinical study to assess effect of VDAs in combination with checkpoint inhibitor P RE - CLINICAL P LATFORM A SSETS - B ISPECIFICS AND N ANOMABS : • Validation of manufacturing processes • Pre - clinical POC with selected immuno - oncology targets • Data to support revenue generating co - development alliance

Combination Immunotherapy for maintenance and prevention of relapse in Acute Myeloid Leukemia CEPLENE

Cepelene/ IL-2 combination activates T- cells and NK cells to eliminate leukemia cells

IL-2
Activates and expands T and NK cells

➡ **Elimination of leukemia cells and protection against relapse** ⬅

Ceplene (HDC)
Protects T and NK cells against inactivation and apoptosis



Myeloid leukemic cell
O
2
NADP
H
oxidas
e
X
ROS
Ceplene
H_2 receptor
NK cell
NK Activation
NKp46
NKp3
0
Activating receptors
Cytotoxicity
Response to IL-2
Lysed AML blasts
AML blasts
Apoptosis

Ceplene targets H_2 receptor co-expressed with NADPH/NOX2 oxidase, reducing or inhibiting ROS production

IMMUNE Pharmaceuticals

Phase 3 Ceplene/IL - 2 Study Met Primary Endpoint % Leukemia - free Survival Overall Population CR 1 Population Ceplene /IL - 2 (n= 160 ) Control (n= 160 ) Ceplene /IL - 2 (n= 129 ) Control (n= 132 ) P = 0.008 P = 0.011 Months from Randomization Months from Randomization

Significant Benefit of Ceplene based-Immunotherapy by Direct Action of Ceplene on H2R Leukemia Cells in P3 trial



FAB-M2
P=0.65, n=41
FAB-M4/M5
P<0.017, n=58
Non FAB-M2
P<0.0089, n=104
Leukemia-free survival
0
20
40
60
80
100
12 24 36 48 60 72
Time (months)
Ceplene/ IL-2
SOC

Kaplan-Meier plots of LFS for patients in CR1 (<60 years old) receiving post consolidation Immunotherapy with Ceplene/IL-2 or standard-of-care. FAB classification was grouped as AML with minimal differentiation/AML without maturation (FABM0 and FAB-M1), myeloblastic AML with maturation (FAB-M2) and monocytic forms of AML (FAB-M4 and FAB-M5).

Post hoc-analyses from the Phase III trial showing that Ceplene/IL-2 efficiently prevented relapse in non FAB-M2 AML, where leukemic cells are immunosuppressive and express H_2R, but was devoid of efficacy in M2 AML, where leukemic cells do not express the ROS-forming oxidase or H_2R.

IMMUNE Pharmaceuticals

35

Ceplene /IL - 2 : Remission maintenance therapy for patients with AML • Lack of other effective/approved therapies for AML following CR 1 • Excellent safety profile and proven clinical efficacy in pivotal Ph 3 trial • IL - 2 monotherapy is now known to lack clinical efficacy for remission maintenance in AML • Approved in EU and Israel Estimated Potential US Peak Sales $ 200 - 300 M

Combination Therapy with Avastin and with Check Point Inhibitors AZIXA & CROLIBULIN

Azixa and Crolibulin act as Vascular Disrupting Agents (VDAs) • Involves selective targeting of microtubule network in endothelial cells of the tumor neo - vasculature – Characterized by rapid loss of neo - vascular integrity, tumor hemorrhage and necrosis of central tumor tissue vascular disruption vessel occlusion and tumor necrosis vascularized tumor Adapted from Siemann DW et al. (2004) Vascular - targeting therapies for treatment of malignant disease. Cancer 100 :2491 - 9 . Necrotic Tissue Viable Rim Clot Necrotic Tissue Viable Rim Clot Effect of Azixa 10 mg/kg IV in xenograft model of ovarian cancer VDA

Pre - Clinical and Phase I/II Clinical Data support further VDA combination therapy development • 167 patient experience with Azixa • Azixa evades multi - drug resistance (MDR) and penetrates into the brain • Azixa has shown e arly efficacy and long term survival signal in brain tumors ( glioma ) • Crolibulin has completed phase I in multiple tumors and phase 2 a in Thyroid Anaplastic Carcinoma under a National Cancer Institute collaboration • Pre - clinical and clinical data with VDAs support combination therapy • Multiple indications considered including brain tumors, ovarian cancer and other solid and liquid tumors` • Future development priorities include combination therapy with check point inhibitors and with Avastin 10 20 30 40 50 0 100 200 300 400 Vehicle Azixa (5 mg/kg) Time (days) Tumor growth 0 10 20 30 0 200 400 Vehicle Azixa (5 mg/kg,iv,wkx3) bevacizumab (25 mg/kg,ip, wkx3) Azixa + bevacizumab Day Relative Median Tumor Volume (%) Ovarian Cancer model Yu &all SNO 2009 Orthotopic Glioma model Jones &all AACR 2009 Pre - Clinical Clinical

Two platforms with focus on immune check points and other novel targets - 2 Units with Bivalent binding - Targets two receptors on one cell or two different cells - Tri - functional Abs NanomAbs: Immuno - Nano Particles Polymeric PLGA PEG Coated (Stealth Effect ) Up to 20,000 drugs Up to 50 mAbs conjugated Proprietary Linkers Bispecific Antibodies

2016 Unlocking the Value of IMNP

2016 : Unlocking the Value of IMNP • Unlocking the Value of Bertilimumab through phase II clinical data • Expanding the Dermatology Franchise with Topical nano - cyclosporin • Unlocking the Value of the Immuno - Oncology pipeline with new data and organization/ funding of a private subsidiary • Unlocking the Value of Amiket Nano for Neuropathic Pain through partnership(s) for Phase III development and commercialization

Questions & Answers Thank You Dr. Daniel Teper CEO daniel.teper@immunepharma.com © Copyright 2016 Immune Pharmaceuticals